                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   NOVEMBER 17, 2008
                                                         -----------------------


                              I/OMAGIC CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                    000-27267                 33-0773180
----------------------------          ---------                 ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
--------------------------------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code        (949) 707-4800
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         The disclosures in this Item 4.02 of Amendment No. 1 to Form 8-K are filed by I/OMagic Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") for the purpose of filing the letter by the Company's former independent registered public accounting firm, Swenson Advisors, LLP ("Former Auditor"), which is required to be filed in connection with the Company's disclosures concerning facts and circumstances surrounding a withdrawal letter from the Former Auditor covering the Former Auditor's opinion and interim reviews of the Company's financial statements, and to correct a statement in the initial Form 8-K. The initial Form 8-K for November 17, 2008 was filed with the Commission on November 21, 2008.

         A copy of the Former Auditor's letter concerning the initial Form 8-K is attached hereto as Exhibit 16.1.

         Notwithstanding the Former Auditor's letter attached hereto as Exhibit 16.1, the Company stands by its disclosures in the initial Form 8-K, except that, upon further review of notes of Audit Committee meetings, the Company wishes to clarify that the Former Auditor had in fact advised the Audit Committee of concerns about the CFO's competence prior to its dismissal as the Company's independent registered public accounting firm.

         A copy of the disclosures made in this Amendment No. 1 to Form 8-K were sent to the Former Auditor before this Form 8-K was filed with the Commission. The Company has requested a letter from the Former Auditor addressed to the Commission stating whether the Former Auditor agrees with the statements made pursuant to this Amendment No. 1 to Form 8-K and if not in agreement, stating the respects in which it does not agree.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (a) Not applicable.

         (b) Steel Su notified the Board of Directors of the Company by written letter dated November 28, 2008 and delivered on December 3, 2008 that he resigned effectively immediately as a member of the Board of Directors. On December 4, 2008, Dr. William Ting notified the Board of Directors of the Company that he resigned effective immediately as a member of the Board of Directors.

         (c) Not applicable.

         (d) Not applicable.

         (e) Not applicable.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.
             --------

             Number    Description
             ------    -----------

             16.1 Letter from Swenson Advisors, LLP to the Securities and Exchange Commission regarding the Company's disclosures in its initial Form 8-K for November 17, 2008 filed with the Securities and Exchange Commission on November 21, 2008 (**)

             16.2 Letter from Swenson Advisors, LLP to the Securities and Exchange Commission regarding the Company's disclosures in this Amendment No. 1 to Form 8-K (*)

                  ---------------
                  *    To be filed by amendment.
                  **   Filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 2008            I/OMAGIC CORPORATION


                                   By:  /S/ TONY SHAHBAZ
                                       -----------------------------------------
                                        President and Chief Executive Officer

                         EXHIBITS FILED WITH THIS REPORT

         Number   Description
         ------   -----------

         16.1 Letter from Swenson Advisors, LLP to the Securities and Exchange Commission regarding the Company's disclosures in its initial Form 8-K for November 17, 2008 filed with the Securities and Exchange Commission on November 21, 2008